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                                                                   EXHIBIT 10.31

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                          SOFTWARE MARKETING AGREEMENT

This Agreement, made as of this ____________ day of ________________, 1997 ("the
Effective Date"), by and between Exchange Applications, Inc., a Delaware corporation having a principal place of business 695 Atlantic Avenue, Boston, Massachusetts 02111("Exchange"), and Acxiom Corporation, a Delaware corporation having a principal place of business at 301 Industrial Boulevard, Conway, Arkansas 72032 ("Acxiom").

                          W I T N E S S E T H  T H A T :

WHEREAS, Exchange has developed a client server campaign management software product known as "ValEX(TM)" consisting of, among other things, certain computer programs and routines, together with related information and know-how;

WHEREAS, Acxiom provides computer outsourcing services and/or products, as described in Appendix B, which Acxiom markets to end users in the industries; and

WHEREAS, Exchange and Acxiom desires to enter into an agreement by which an Acxiom Business Unit may enter into one or more marketing arrangements with Exchange, to act as a value-added service provider and/or promotional agent, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants of the parties as hereinafter set forth, the parties agree as follows:

1.       DEFINITIONS

1.1 "Business Unit" shall mean that division of Acxiom that has agreed to the terms of this Agreement, and who has executed an Appendix C, as mutually negotiated with Exchange, to this Agreement.

1.2 "Designated Computer Server" shall mean the computer hardware and operating system designated on the relevant Order Form for use in conjunction with the Developer License and with the Sublicensed Licensed Software.

1.3 "Developer License" shall mean the license granted to Acxiom to use the Licensed Software pursuant to the terms of Section 2.1 of this Agreement.

1.4 "Finder" shall mean, when the context requires, the role of either Exchange or Acxiom during the marketing and promotion of the products and/or services of the other party, as specified in Exhibit C.

1.5 "Licensed Software" shall mean the computer software, in object code form, owned or distributed by Exchange for which Acxiom is granted a Developer License pursuant to this Agreement; the user guides and manuals for use of the software ("Documentation"); and any updates, modifications or enhancements thereto ("Updates"), furnished to Acxiom by Exchange, and as described in Appendix A.

1.6 "Master Customer Information File" or "MCIF" shall mean the aggregate number of individual customer records, or the aggregate number of prospect records of Acxiom or of a User in the accessed database at the execution of the Sublicense or Service Agreement.

1.7 "Order Form" shall mean a written document, consistent with the provisions of Section 6.1 of this Agreement, by which Acxiom orders the Licensed Software for a User.

1.8 "Service Agreement" shall mean that contract between a customer and participating Business Unit under which it provides its Value-Added Solution, and operates such Value-Added Solution on behalf of a User.

1.9 "Sublicense" shall mean a nonexclusive, nontransferable, non-perpetual right granted by a participating Business Unit to a User, for a minimum of a twelve (12) month period, to use an object code copy of the Licensed Software only in conjunction with the Value-Added Solution, under terms and conditions as attached hereto as Exhibit D.

1.10 The "System" shall be comprised of the Value-Added Solution licensed for use in conjunction with the Licensed Software components.

1.11 "Territory" shall mean the geographic location identified in each Appendix C.

1.12 "User" shall mean any corporation, association, joint venture, partnership, trust, business, individual, government or political subdivision thereof or any governmental agency who is granted a Sublicense for the Licensed Software for such third party's own internal business purposes in conjunction with the Value-Added Solution offered by the participating Business Unit.

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1.13     "Update(s)" shall mean subsequent maintenance releases of the Licensed
Software, which are generally made available to licenses receiving maintenance support, at no additional charge, other than media and handling charges. Updates shall not include any releases, options or future products which Exchange licenses separately.

1.14 "Value-Added Service Provider" or "VASP" shall mean any participating Business Unit which executes an Appendix C, and agrees to the provisions of Exhibit B. 1.15 "VASP Partner Account Procurement" shall mean a named organizational procurement specified in a mutually negotiated Appendix C. 1.16 "Value-Added Solution" shall mean the computer outsourcing services and/or products which provide value-added capabilities to the Licensed Software, which are developed, sold, and/or licensed to a User by a participating Business Unit for such User's internal business requirements and objectives.

2.       GRANT OF LICENSE

In consideration of Acxiom's agreement to make its best efforts to include the Licensed Software as the campaign management component in its Value-Added Solution at anytime a third party software component is included in a proposed solution, and in consideration of the fees payable to Exchange by Acxiom as specified in Exhibit A, Exchange hereby agrees as follows:

2.1      DEVELOPER LICENSE

2.1.1 To grant to Acxiom, for the term of this Agreement, nonexclusive, nontransferable license to use one (1) Developer License on the Designated Computer Server, or on a backup system on a temporary basis if the Designated Computer Server is inoperative, up to the specified maximum number of designated Users. Acxiom's use of the Developer License is authorized only as follows:

(i) to allow each participating Business Unit to access the Developer License only for purposes of developing or prototyping its Value-Added Solution;

(ii) to allow each participating Business Unit to provide services to a User pursuant to a Services Agreement solely in conjunction with its Value-Added Solution;

(iii) to allow each participating Business Unit to provide training and maintenance support services to employees and Users solely in conjunction with the Value-Added Solution;

(iv) to allow each participating Business Unit to use the Documentation provided with the Licensed Software solely in support of the Business Unit's authorized use of the Licensed Software; and

2.1.2 Acxiom is authorized to copy the Licensed Software for archival or backup purposes only; no other copies shall be made without Exchange's prior written consent. All titles, trademarks, and copyright and restricted rights notices shall be reproduced in such copies, and Acxiom shall provide Exchange with written notice of the number and location of all such copies. All archival and backup copies of the programs are subject to the terms of this Agreement.

2.1.3 Acxiom shall not use or duplicate the Licensed Software (including the Documentation) for any purpose other than as specified in this Agreement or make the Licensed Software available to unauthorized third parties. Acxiom may not use the Licensed Software for the operations of its business entities, the processing of internal administrative data, or any third party data or information, except as specifically authorized herein. Acxiom shall not rent, electronically distribute, or timeshare the Licensed Software or market the Licensed Software by interactive cable or remote processing services or otherwise distribute the Licensed Software other than as specified in this Agreement. Acxiom agrees that it shall not perform, and shall not cause or permit, the reverse engineering, disassembly, or recompilation of the Licensed Software (including the Documentation).

3.       TITLE

3.1 Exchange shall retain all title, copyright, and other proprietary rights in the Licensed Software, Documentation, and any Updates, enhancements, modifications or translations thereof. Acxiom and its Users do not acquire any rights in the Licensed Software other than those specified in this Agreement.

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3.2      Acxiom acknowledges that the Licensed Software is licensed and not sold. The Licensed Software may contain or be derived from portions of materials provided by a third party under license to Exchange. Exchange assumes responsibility for the selection of such material and their use in the Licensed Software.

3.2.1 Acxiom acknowledges that the third party whose material may be incorporated in the Licensed Software may enforce any of the provisions of this Agreement, to the extent such third party materials are affected.

4.       MUTUAL COOPERATION

4.1 Exchange and Acxiom agree that cooperation between them will contribute to the success of this relationship. Therefore, the parties agree as follows:

4.1.2 To meet or teleconference on a monthly basis to plan account management for each VASP Partner Account Procurement identified in Appendix C, and for all prospective Users as may be mutually agreed, and to discuss status and plans for the development of the Licensed Software, and of Acxiom's services and products. Such account management shall mean, Exchange and Acxiom working together to develop joint strategies, entering into full disclosure on all related matters, and making all reasonable efforts to define an account plan within thirty (30) days from the mutual agreement to the naming of the VASP Partner Account Procurement. Neither party will be obligated hereunder if such disclosure will violate, or threatens to violate a customer confidence or a valid legal obligation. The parties will meet every six (6) months to review the named VASP Partner Account Procurements listed in each Appendix C to determine if they will be removed from the Appendix C, or if they will be extended for the subsequent six (6) month period. if; and

4.1.3 To work together to develop a training plan, including activities, dates, and descriptions of skill levels to be achieved, for Acxiom to market the Licensed Software as part of the Value-Added Solution, and for Exchange to participate in discussions regarding Acxiom's services and products; and

4.1.4 To work together to develop an installation plan specifying the responsibilities of each party in each installation of the Licensed Software where Exchange's assistance is needed; and

4.1.5 To appoint a Relationship Manager to be the primary point of contact for communication and coordination of all such joint endeavors; and

4.1.6 To discuss in good faith any requested changes to the Licensed Software made by Acxiom, except that Acxiom agrees that any such change will be made at the sole reasonable discretion of Exchange.

4.1.7 Exchange and Acxiom agree to coordinate a presentation and review with the Gartner Group to position this partnership. The review is targeted to take place on 5 May 1997. The parties will also agree to participate in other publicity activities, which may include, but not necessarily be limited to, press releases, joint collateral, joint white papers, joint seminars, and cultivating references.

4.1.8 To use the dispute resolution procedure as set forth in Section 16 of this Agreement; and 4.2 For the term of this Agreement, Acxiom agrees:

4.2.1 To perform all the tasks, and to assign employees with the required professional skills, as required to fulfill its obligations under this Agreement; and

4.2.2 To provide training, documentation, support, marketing materials, and demonstration software as necessary for Exchange to be able to discuss Acxiom products and services with customers and prospects, to integrate Acxiom products and services in proposed solutions, at Exchange's sole discretion, and to communicate effectively and discuss joint solutions with Acxiom's relationship manager. Any training will be provided at least once annually, at the beginning of each contract year, at no cost to Exchange; and

4.2.3 To provide Exchange with ninety (90) days prior written notice in the event that Acxiom (i) plans to develop a product that is similar to, or competitive with the Licensed Software, or (ii) plans to enter into a similar relationship with a third party for a product that is similar to or competitive with the Licensed Software; and

4.2.3.1 The parties acknowledge that Acxiom UK has commenced the development on a product named Rapidus, which is similar to the Licensed Software. Throughout the term of this Agreement, Acxiom agrees to disclose all

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development plans regarding Rapidus to Exchange, and to present to Exchange on a six month basis, a detailed demonstration of the Rapidus product.

4.2.4 For the term of this Agreement, and for a period of two (2) years from any expiration or termination hereof, Acxiom agrees that it will not market a "stand alone" product, similar to or competitive with the Licensed Software, including Rapidus, to the VASP Partner Account Procurement industries identified in the applicable Appendix C. For purposes of this Agreement, a "stand alone" product means a product that is marketed by Acxiom outside of the scope of its Value-Added Solution.

4.2.4 To encourage any customer or prospect to contact Exchange directly in the event such customer or prospect desires to enter into a direct relationship with Exchange.

4.3      For the term of this Agreement, Exchange agrees:

4.3.1 For the term of this Agreement, not to enter into any joint marketing agreement with those Business Unit competitors named in the respective Appendix C, unless Exchange has been brought into a project by another third party or directly by the customer; and

4.3.2 To provide training, documentation, support, and marketing materials as reasonably necessary for Acxiom to market, install, and provide maintenance services for the Licensed Software as a part of its Value-Added Solution, and, at no cost to Acxiom, to assist Acxiom in these activities, as reasonably necessary, until such skills have been adequately transferred to Acxiom; and

4.3.3 To assist each Acxiom business unit, at Exchange's sole discretion, in the initial two (2) installations of the Licensed Software at a User site; and

5.       SERVICES

5.1      MAINTENANCE SERVICES

5.1.1    DEVELOPER LICENSE SUPPORT

5.1.1.1 Exchange will provide maintenance services to Acxiom for the Licensed Software in conjunction with Acxiom's Developer License. Such services will be provided from the Effective Date of this Agreement, and will be provided in accordance with the terms and conditions as outlined in Appendix E. Such services will be provided for the term of the Developer License.

5.1.1.2 Acxiom shall obtain maintenance support services for the Developer License for the Term of this Agreement and for any extension thereof, and may not terminate maintenance services for any reason during the term of this Agreement.

5.1.2 For each Sublicense issued by Acxiom to a User, Acxiom shall obtain from Exchange User Sublicense Support as described the VASP terms and conditions attached to the respective Appendix C.

5.1.3 In the event that Exchange performs maintenance services with respect to the System that, pursuant to the Appendices E or F, should have been performed by Acxiom or a participating Business Unit, then Acxiom will reimburse Exchange for such services, charged at a rate of $2,000.00 per day, or portion thereof. Acxiom will also reimburse Exchange for all actual and reasonable expenses incurred in the performance of such services.

5.2      PROFESSIONAL SERVICES

5.2.1 On occasion, Acxiom and Exchange may agree to work together to provide professional services to a User, where Exchange will act as a subcontractor to Acxiom. In such an event, prior to the submission of a proposal to the User by Acxiom, the parties will mutually agree in writing as to the basis of the consulting services, the obligations of Acxiom and Exchange in the provision of the services, statement of work, period of performance, price, payment terms. All such professional services will be provided by Exchange pursuant to its standard Master Agreement for Professional Services, attached hereto as Appendix G.

6.       ORDERS: SHIPMENTS

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6.1      Upon the execution of each Service Agreement or Sublicense Agreement with a User, either initial Sublicense or Sublicense for additional copies of the Licensed Software or for the upgrade of the Licensed Software, the participating Business Unit shall provide to Exchange an Order Form consistent with the terms of this Agreement. At a minimum, each Order Form shall contain the following information:

       1.) User Name, address, contact name and phone number
       2.) Execution Date of Sublicense Agreement
       3.) MCIF Size and number of named users
       4.) Licensed Software Components
       5.) Sublicense Royalty and Usage Royalty due, and payment schedule 6.) Maintenance Royalty Due
       7.) Install Date

6.2 No order shall be binding upon Exchange until accepted by an authorized representative or agent of Exchange at its principal place of business, which acceptance shall not be unreasonably withheld.

6.3 Within ten (10) business days from Exchange's acceptance of a Business Unit's order for a Sublicense, Exchange will ship the ordered Licensed Software to Acxiom for distribution to User, F.O.B. Exchange's principal place of business.

7.       ROYALTIES; FEES; PAYMENTS

7.1 The consideration to Exchange for the Developer License for the Licensed Software is set forth in Exhibit A.

7.2 For each copy of the Licensed Software sublicensed by a Business Unit under the VASP relationship, Acxiom shall pay to Exchange a Sublicense Royalty and Maintenance Royalty as set forth in the VASP terms and conditions (Exhibit
B) attached to the respective Appendix C.

7.3 Finders Fees payable hereunder shall be paid in accordance with the terms and conditions (Exhibit C) attached to the respective Appendix C.

7.4 Exchange and each participating Business Unit will meet every six (6) months, commencing with six (6) months from the Effective Date, to review the volume of Sublicense Agreements issued by the Business Unit in the prior six (6) month period. In the event that the Business Unit has executed no Sublicense Agreements within the reviewed period, then Exchange reserves the right to review and modify the terms and conditions of the applicable Appendix C.

7.5 In the event that Exchange and a participating Business Unit agree to partner together to provide a solution to a customer or prospect, Exchange and the Business Unit will negotiate in good faith the products, services, and fees payable to be proposed to the customer or prospect.

7.6 All fees are due and payable in U. S. Dollars and shall be F.O.B. Exchange's principal place of business. Exchange shall have the sole right, exercisable at any time and from time to time, by notice to Acxiom, to revise its commercial price list for the Licensed Software. Any such revision shall be effective ninety (90) days after date of such notice.

7.7 The fees stated in this Agreement, or which result from its terms do not include taxes. In addition to the amounts due as determined under this Section, Acxiom shall pay any and all federal, state and local sales, use, excise and other taxes of any nature assessed upon or with respect to the licenses granted hereunder, or with respect to copies of the Licensed Software sublicensed pursuant to this Agreement, or otherwise arising from this Agreement except for taxes based on Exchange's net income, corporate franchise or personal property ownership or Exchange employee related tax. In the event that Exchange is required to pay any such tax, Acxiom shall promptly reimburse Exchange for the same.

8.       RESPONSIBILITIES OF ACXIOM

8.1 Acxiom represents that within two (2) months from the Effective Date, it will have the personnel, knowledge and skill necessary to market the Licensed Software as part of the System and provide services to Users in connection therewith, and agrees that it shall, at its sole expense:

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(i)      provide installation support as well as reasonable training of Users in the day to day use and application of the System;

(ii) operate a service to provide Users with answers to routine questions and other assistance in the use of the System;

(iii) serve as the point of contact with Users to respond to requests for maintenance services and process Users' claims for correction or replacement of any portions of the Licensed Software incorporated in the System to the extent that such claim may involve Exchange's warranty obligations under this Agreement, including the prompt sending of a qualified employee to the User's facility to diagnose such claim if deemed necessary by Acxiom;

(iv) keep complete and accurate records of warranty claims and requests for maintenance services or other assistance and of actions taken in response thereto, and promptly make available all such records to Exchange, upon receipt of a written request;

(v) use commercially reasonable efforts to promote, advertise and market the System in the Territory; and

(vi) submit to Exchange not more than quarterly such data and written reports with respect to its efforts in marketing the System and the performance of the System as Exchange may reasonably request.

(vii) avoid deceptive, misleading, illegal, or unethical practices that may be detrimental to Exchange or to the Licensed Software;

(viii) not make any representations, warranties, or guarantees to Users concerning the Licensed Software that are inconsistent with or in addition to those made in this Agreement or by Exchange; and

(ix) comply with all applicable federal, state, and local laws and regulations in performing its duties with respect to the Licensed Software.

(x)      provide training in the Licensed Software to its employees and Users;

(xi) ensure that the Value-Added Solution comprises a substantial portion (greater than fifty percent (50%)) of the System;

(xii) establish its own pricing for the System, and acknowledge that Exchange is free to establish its own price for the Licensed Software;

(xiii) at its own expense, keep and maintain complete and accurate books and records concerning the use and marketing of the Licensed Software for a period of three (3) years from any expiration or termination of this Agreement. No more than annually Exchange, or its authorized representative, shall have the right to examine and audit, at Exchange's expense and during normal business hours, all of Acxiom's books and records which may reasonably pertain to this Agreement. If an audit reveals that Acxiom has underpaid fees to Exchange, Acxiom shall be invoiced for such underpaid fees based on the Exchange's commercial price list in effect at the time the audit is completed. If the underpaid fees are in excess of five percent (5%), then, in addition to the past due fees and interest due thereon, Acxiom shall pay Exchange's reasonable costs of conducting the audit. Audits shall be conducted no more than once annually. Exchange's rights under this Section 8.1(xiii) shall survive any expiration or termination of this Agreement.

9.       TRADEMARKS

9.1 Acxiom shall use the Exchange trademark "ValEX(TM)" and the Exchange design and logo, and the trade name Exchange in connection with the marketing of the Licensed Software in accordance with the terms of this Agreement. Any such use of the mark and name by Acxiom shall remain the sole property of Exchange and shall inure to the benefit of Exchange.

9.2 "Exchange" and any other trademarks and service marks adopted by Exchange to identify the Licensed Software and other Exchange products and services belong to Exchange; Acxiom will have no rights in such marks except as expressly set forth herein and as specified in writing from time to time. Acxiom's use of Exchange's trademarks shall be under Exchange's trademark policies and procedures then in effect.

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9.3      Unless otherwise notified in writing by Exchange, Acxiom agrees, with respect to every other trademark, of Exchange, to include in each advertisement, brochure, or other such use of the trademark, the symbol "TM" and the following statement:

ValEX(TM)is a trademark of Exchange Applications, Inc., Boston, Massachusetts 02111

9.4 Acxiom shall not market the Exchange Licensed Software in any way which implies that the Licensed Software is the proprietary product of Acxiom or of any party other than Exchange. Exchange shall not have any liability to Acxiom for any claims made by third parties relating to Acxiom's use of Exchange's trademarks.

10.      WARRANTY: LIMITATIONS

10.1 Acxiom warrants that (i) it is duly formed corporation in good standing under the laws of the state of Delaware; (i) it is qualified to transact business in all states where the ownership of its properties or nature of its operations requires such qualifications; (iii) it has full power and authority to enter into and perform this Agreement; (iv) the execution and delivery of this Agreement have been duly authorized; and (v) this Agreement does not violate any law, statute or regulation, and does not breach any other agreement or covenant to which Acxiom is a party or bound.

10.2 Exchange warrants that (i) it is duly formed corporation in good standing under the laws of the state of Delaware; (i) it is qualified to transact business in all states where the ownership of its properties or nature of its operations requires such qualifications; (iii) it has full power and authority to enter into and perform this Agreement; (iv) the execution and delivery of this Agreement have been duly authorized; and (v) this Agreement does not violate any law, statute or regulation, and does not breach any other agreement or covenant to which Exchange is a party or bound.

10.3 Exchange warrants that, at the time of initial Developer License and Sublicense delivery, each copy of the Licensed Software will be a true copy of Exchange's standard version of the Licensed Software, as most recently released by Exchange and will conform in all material respects to Exchange's published specifications then in effect.

10.3.1 All Documentation and Updates are provided without warranty, on an "AS-IS" basis.

10.3.2 Exchange does not warrant or represent that all errors can, or will be, corrected.

10.4 Exchange's obligations for breach of warranty shall be limited to corrections or replacement of that portion of the Licensed Software which fails to conform to such warranty. In no event shall Exchange be liable for any breach of warranty unless notice thereof is given to Exchange within ninety (90) days from the date of the sublicense agreement for the relevant copy of the Licensed Software.

10.5 Exchange shall have no liability under the foregoing warranty insofar as:

(i) Acxiom or a User modifies the Licensed Software without the prior written consent of Exchange; or

(ii) the Licensed Software is misused or exposed to environmental or operating conditions beyond those specified in writing by Exchange; or

(iii) the Licensed Software is damaged, altered or affected by accident, neglect, misuse or other abuse by other than Exchange employees or agents; or

(iv) The claimed defect or error has been caused, in whole or in part, by persons other than Exchange or by products, equipment or computer programs not provided by Exchange.

10.5.1 In no event shall Exchange have any responsibility to correct any database errors or any errors or damages caused by or arising out of hardware defects or input errors.

10.6 THE EXPRESS WARRANTIES SET FORTH IN THIS SECTION 10 ARE THE ONLY WARRANTIES GIVEN BY EXCHANGE WITH RESPECT TO THE LICENSED SOFTWARE; EXCHANGE MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR ARISING BY CUSTOM OR TRADE USAGE, AND SPECIFICALLY MAKES NO WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE.

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10.7     EXCHANGE'S TOTAL LIABILITY IN CONTRACT, TORT OR OTHERWISE ARISING OUT
OF OR IN CONNECTION WITH THE LICENSED SOFTWARE OR THIS AGREEMENT SHALL NOT EXCEED THE SUBLICENSE FEE PAID TO EXCHANGE BY ACXIOM WITH RESPECT TO THE PARTICULAR COPY OF THE LICENSED SOFTWARE WHICH IS THE SUBJECT OF SUCH CLAIM. IN SUCH AN EVENT, THE RELATIVE SUBLICENSE MUST BE TERMINATED. IN NO EVENT SHALL EXCHANGE BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR TORT DAMAGES, INCLUDING ANY DAMAGES RESULTING FROM LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS, OR LOSS OF BUSINESS ARISING OUT OF OR IN CONNECTION WITH THE PERFORMANCE OF THE LICENSED SOFTWARE OR EXCHANGE'S PERFORMANCE OF SERVICES OR OF ANY OTHER OBLIGATIONS RELATING TO THE LICENSED SOFTWARE, EVEN IF EXCHANGE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT WITH RESPECT TO DAMAGES CAUSED BY EXCHANGE'S NEGLIGENCE, ACXIOM SHALL INDEMNIFY EXCHANGE AND HOLD IT HARMLESS FROM ANY LOSS, CLAIM OR DAMAGE TO ANY PERSON ARISING OUT OF ACXIOM'S USE OF THE LICENSED SOFTWARE.

10.8 ALL THIRD PARTY SUPPLIERS DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED WITH RESPECT TO THE USE OF ANY SUCH THIRD PARTY MATERIALS IN CONNECTION WITH THE LICENSED SOFTWARE, INCLUDING (WITHOUT LIMITATION) ANY WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTCULAR PURPOSE. THE LIMITATION OF LIABILITIES STATED IN THIS SECTION ALSO APPLY TO ANY THIRD PARTY SUPPLIER OF MATERIALS SUPPLIED AS PART OF THE LICENSED SOFTWARE. EXCHANGE AND ITS THIRD PARTY SUPPLIER LIMITATIONS ARE NOT CUMULATIVE. SUCH THIRD PARTY SUPPLIER IS AN INTENDED BENEFICIARY OF THIS SECTION.

10.9 Acxiom shall make no representation or warranty concerning the quality, performance or other characteristics of the Licensed Software or Exchange's obligations with respect thereto, other than those which are consistent in all respects with, and do not expand the scope of, the warranties set forth herein. Acxiom shall include in each sublicense agreement granting the right to use the Licensed Software appropriate provisions effective to limit Exchange's warranty liability as provided herein.

11.      INDEMNIFICATION

11.1 Exchange will defend, or, at its option, settle any and all claims brought against Acxiom to the extent that such claim is based upon an assertion that the Licensed Software infringes any United States patent or copyright or third party trade secret rights, and shall indemnify Acxiom against all costs, damages and expenses finally awarded against Acxiom as a direct result of any such claim, provided that Acxiom notifies Exchange promptly in writing of any such claim and gives Exchange full and complete authority, information and reasonable assistance to defend against such claim, and that Exchange has control of the defense of any such claim and all negotiations for its compromise or settlement.

11.2 Should the Licensed Software or any part thereof become, or in Exchange's opinion be likely to become, the subject of a claim of infringement, Exchange may, at its option and expense, either procure for Acxiom and its Users the right to continue using the Licensed Software or replace or modify the Licensed Software to make it non-infringing, or to terminate the license and Sublicenses issued for the infringing Licensed Software and to refund the Sublicense Royalty fees paid to Exchange by Acxiom with respect to the particular copy of the Licensed Software which is the subject of such claim, less a reasonable allowance for use thereof. The foregoing states the entire liability of Exchange and the sole and exclusive remedy of Acxiom with respect to any claim of patent, copyright or trade secret infringement by the Licensed Software or by the use thereof brought against Acxiom by any User, or brought against any User a third party.

11.3 Exchange shall have no liability or obligation to Acxiom or any other person for any infringement based upon (i) combination of the Licensed Software with other products or services not furnished by Exchange or (ii) any addition to or modification of the Licensed Software made after delivery of the Licensed Software to Acxiom by any person other than Exchange, to the extent that such infringement is directly caused by the combination, addition or modification,
(iii) use of a superseded or altered release of the Licensed Software if the infringement would have been avoided by the use of a current unaltered release of the Licensed Software that Exchange provides to Acxiom; or (iv) the combination, operation or use of any Licensed Software furnished under this Agreement with software, hardware or other materials not furnished by Exchange if such infringement would have been avoided by the use of the Licensed Software without such software, hardware or other materials.

11.4 Acxiom will, at its own expense, defend Exchange against, or settle, any claim that any software, service, or other product(s) owned or licensed by Acxiom which is provided as part of the System infringes a United States patent or United States copyright in effect as of the Effective Date of this Agreement. Acxiom shall indemnify Exchange against any and all costs, damages, and expenses (including, without limitation, reasonable attorneys' fees) finally awarded against Exchange as a result of any such claim, provided that Acxiom is given
(i) prompt written notice of such claim, and (ii) all reasonable requested assistance, at Acxiom's sole expense, in the defense or

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settlement of such claim or suit. Acxiom shall be given the full and complete authority and control of the defense or any negotiated settlement relative to the subject matter of this Section 11.4.

11.5 THIS SECTION 11 STATES EXCHANGE'S SOLE LIABILITY FOR, AND ACXIOM'S SOLE REMEDY FOR AN ACTUAL OR ALLEGED INFRINGEMENT.

12.      PROTECTION OF PROPRIETARY RIGHTS

12.1 Each party acknowledges that information provided by either party in connection with this Agreement, may contain confidential and proprietary data, and disclosure of such information may be damaging to the disclosing party. Exchange and Acxiom, their successors, assignees, officers, directors, employees and agents, agree that such information will be provided subject to the following terms and conditions:

a) The term "Proprietary Material", as used in this section, denotes any and all technical and business information disclosed in any manner or form including, but not limited to the Licensed Software, including all Documentation and Updates thereto, financial plans and records, marketing plans, business strategies, trade secrets, present and proposed products, computer software programs, source code, relationships with third parties, customer lists, information regarding customers and suppliers, founders, employees, and affiliates. Without limiting the generality of the foregoing, Proprietary Material shall include all technical manuals and software relating to the Licensed Software and Updates, and all know-how and technology employed or utilized in such manuals and software.

b) Proprietary Material of the other party will be protected from disclosure to anyone other than the directors, officers and employees of the receiving party who have a need to have access to such Information to perform obligations under this Agreement. Each party will use the same degree of care to protect the Proprietary material of the other party as it uses to protect its own Proprietary Material of like importance, but no less than a reasonable degree of care.

c) The disclosing party's Proprietary material will be used only as necessary for performance of the receiving party's obligations under this Agreement. Neither party will make copies of the Proprietary Material of the other without the express prior written consent of the disclosing party. Neither party will reverse assemble or decompile any Proprietary Material of the other for any purpose. Neither party will use the Proprietary Material of the other for the purpose of developing any similar or competitive product.

d) The receiving party will not have any obligation with respect to any Proprietary Material of the disclosing party which the receiving party can establish:

     i) is or becomes publicly available through no wrongful act of the receiving party;
     ii) was lawfully obtained by the receiving party from a third party without any obligation to maintain the Information as proprietary or confidential;
     iii) was previously known to the receiving party without any obligation to keep it confidential; or
     iv) was independently developed by the receiving party where the receiving party establishes that such development was accomplished without any use of the Proprietary Material of the disclosing party
     v) is required to be disclosed pursuant to the final binding order of a U.S. governmental agency or U.S. court of competent jurisdiction, provided however, that Acxiom provide Exchange with immediate written notice of the pending order and the opportunity to defend it.

e) Except as expressly stated in this Agreement no license to either parties' Information is either granted or implied by the disclosure of Information.

f) Within 14 days of a request by the disclosing party, the receiving party shall return all Proprietary Material, including but not limited to documents, records, tapes, and any other media as well as all copies thereof in its possession or under its control that contains Information of the disclosing party.

g) The duties and obligations to protect Proprietary Material will survive termination of this Agreement.

h) The parties recognize and acknowledge that Proprietary Material may have competitive value and that irreparable damage might result to the disclosing party if Proprietary Material is improperly disclosed by the receiving party to any non-authorized third party. The parties agree that legal proceedings at law or in equity, including injunctive relief, may be appropriate in the event of a breach hereof.

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12.2     Acxiom understands and agrees that the Licensed Software is licensed by
Exchange for use by Users only in the country locations designated in each sublicense herein and that in addition to the restrictions on the non-transferability of the Licensed Software agreed elsewhere herein, Users shall not move, remove or transmit the Licensed Software from such location. Acxiom, this Agreement and the Licensed Software including all its components are subject to any and all clauses, regulations, orders or other restrictions relative to export, re-export, or redistribution of the Licensed Software and its components that may now or in the future be imposed by the government of the United States or any agency thereof (including the U.S. Department of Commerce).

12.3 The obligations of the parties under this Agreement to protect the confidential and proprietary nature of the Proprietary Material shall survive any expiration termination of this Agreement for any reason.

13.      TERM; TERMINATION

13.1 This Agreement, and the rights granted to Acxiom hereby, shall continue for a period of two (2) years from the Effective Date and will be automatically renewed for further terms of one (1) year unless terminated by either party upon ninety (90) days written notice prior to any anniversary date of the Agreement, or unless terminated as provided herein.

13.2 Exchange or Acxiom may terminate this Agreement by written notice to the other party, effective immediately upon its sending, if the other party shall file a petition in bankruptcy, shall be adjudicated a bankrupt, shall take advantage of the insolvency laws of any jurisdiction to which it is subject, shall make an assignment for the benefit or creditors, shall be voluntarily or involuntarily dissolved, shall admit in writing its inability to pay debts as they come due, or shall have a receiver, trustee or other court officer appointed for its property.

13.3 If Acxiom shall fail to perform or shall be in breach of any of its obligations hereunder, and shall have failed or been unable to remedy said failure or breach within ten (10) days after receipt of written notice from Exchange with respect thereto, Exchange may terminate this Agreement, or any sublicense granted hereunder, by giving written notice of termination to Acxiom. In addition to the foregoing, Exchange shall be entitled all remedies available under law or equity. Said remedies may include, but not necessarily be limited to, license fees, temporary use fees and termination.

13.4 If Acxiom provides Exchange with the required ninety (90) day prior written notice, pursuant to Section 4.2.3, of its intent (i) to develop or market a product that is similar to, or competitive with the Licensed Software, or (ii) to enter into a similar relationship with a third party for a product that is similar to or competitive with the Licensed Software, then Exchange may terminate this Agreement by providing sixty (60) days prior written notice.

13.5 If Acxiom shall not have paid Exchange the full amount of any license fee or Sublicense, Usage, or Maintenance Royalty for the Licensed Software as of the date of any termination, then the unpaid balance of said license fee shall become due and payable within ten (10) days following the date of termination.

13.6 Forthwith upon the expiration or any termination of this Agreement, Acxiom (i) shall deliver to Exchange all Proprietary Material furnished to Acxiom by Exchange in Acxiom's possession, custody or control; and (ii) shall destroy all Proprietary Material, and render unusable information and data relating to the Licensed Software stored in any storage facility which for any reason cannot be delivered to Exchange. An authorized representative of Acxiom shall certify in writing to Exchange that all Proprietary Material in its possession, custody or control has been delivered to Exchange, destroyed or rendered unusable.

13.7 The parties' rights and obligations under Sections 3, 8.4, 10.1, 10.2, 10.3.1, 10.3.2, 10.5, 10.5.1, 10.6, 10,7, 10.8, 11, 12, 13.5, 13.6, 13.7, 14,
15, 16, and 17 shall survive any expiration or termination of this Agreement.

14.      NONDISCLOSURE

14.1 Neither party shall without first obtaining the written consent of the other party disclose the terms and conditions of this Agreement, except as may be required to implement and enforce the terms of this Agreement, or as may be required by legal procedures or by law. No other information exchanged between the parties shall be deemed confidential unless the parties otherwise agree in writing. Acxiom shall not disclose the results of benchmark tests or other evaluation of the Licensed Software to any third party without Exchange's prior written approval.

15.      GENERAL

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15.1     This Agreement sets forth the entire agreement between the parties concerning the subject matter hereof and supersedes all other agreements or understandings, written or oral, relating thereto. No representation, promise, inducement or statement of intention has been made by either party which is not set forth in this Agreement and neither shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not so set forth. No amendment or modification of this Agreement or any provision hereof shall be binding upon any party hereto unless made in writing and signed by the parties.

15.2 This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, legal representatives, and permitted assigns, provided, however, that this Agreement is personal to both Acxiom and Exchange.

15.3 This Agreement, the licenses or sublicenses granted hereunder and the Licensed Software provided to Acxiom under this Agreement may not be assigned, sublicensed or otherwise transferred by Acxiom to any third party other than as provided herein, without Exchange's prior written consent. Any attempt by Acxiom to assign, sublicense or transfer the Licensed Software, this Agreement, or any of the rights or duties contained herein shall be void.

15.4 Acxiom shall for all purposes hereunder be an independent contractor. This Agreement is not intended in any way to create the relationship of employer and employee or principal and agent between Exchange and Acxiom and under no circumstances shall Acxiom be considered an employee or agent of Exchange. Acxiom shall have no authority to vary, alter or enlarge any of Exchange's obligations hereunder or to make representations, warranties or guarantees on behalf of Exchange. Acxiom shall make all agreements with Users respecting the System in its own name and for its own account and risk, and shall establish its own prices.

15.5 No waiver of any default hereunder shall operate as a waiver of any other default or of a similar default on a future occasion. No waiver of any term or condition hereof shall be effective unless the same shall be in writing and signed by an authorized representative of the party waiving such term or condition. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to herein or otherwise available at law or in equity.

15.6 All notices to be given hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, duly addressed to the respective parties at the addresses on the first page hereof or to such other address as may be specified by written notification sent to the other party. All notices shall be effective when received.

15.7 Neither Exchange nor Acxiom shall be liable for any delays in their performance of any of its obligations hereunder due to causes beyond its reasonable control, including, but not limited to, fire, strike, war, riots, acts of any civil or military authority, acts of God, judicial action, unavailability or shortages of materials or equipment, failures or delays in delivery of vendors and suppliers or delays in transportation.

15.8 This Agreement shall be governed by, and construed and enforced with, the substantive law of The Commonwealth of Massachusetts. Any legal action brought by either party against the other shall only be brought in a state court of Massachusetts or the U.S. Federal District Court in Massachusetts.

16.      DISPUTE RESOLUTION/ARBITRATION

16.1 Any and all disputes arising out of or in connection with the interpretation, performance, or nonperformance of this Agreement shall be settled in the following order:

(i)      The dispute shall be referred by each party to the Relationship
Manager(s).
(ii) If the Relationship Manager(s) do not, within five (5) business days from the date of referral, resolve the dispute, the dispute shall be referred to Exchange's Vice President, Sales and Acxiom's Vice President, Sales.
(iii) If the individuals to whom the matter is referred in Section (ii) above do not resolve the dispute within ten (10) business days from the date the dispute is referred to them, the dispute shall be referred to Exchange's President, and Acxiom's president.
(iv) If the individuals to whom the matter is referred in Section (iii) above do not resolve the dispute within ten (10) business days from the date the dispute is referred to them, the dispute shall be settled by arbitration.

16.2 The dispute shall be settled by arbitration before three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The place of arbitration shall be Boston, MA. The arbitrators will be selected from a panel of persons experienced and knowledgeable in the computer industry, with at least one of the arbitrators being an attorney and one being a business executive. Prior to the initiation of arbitration,

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the aggrieved party will give the other party at least thirty (30) days written notice describing the claim and amount as to which it intends to initiate action.

17.      ESCROW

17.1 Exchange warrants that it has placed the source code for the ValEX(TM) software component object code form in escrow and, upon request at any time, Exchange will provide the name and address of the escrow Agent to Acxiom. Exchange further warrants that the source code will be maintained in escrow in accordance with Exchange's specifications.

17.2 In consideration of the escrow fee to be paid by Acxiom to Exchange, Exchange will name Acxiom as an additional party to the escrow agreement, which will allow Acxiom access to such source code in the event that (i) Exchange discontinues maintenance support of the ValEX(TM) software component as a general business decision, or (ii) Exchange is adjudicated a bankrupt, and (i) Acxiom is not in breach of any provision of this Agreement, and (ii) Acxiom has paid to Exchange all royalties and other fees due under this Agreement, and
(iii) Acxiom has not entered into a similar arrangement with any third party for a product similar to or competitive with the Licensed Software.

17.3 Acxiom's use of such source code is strictly limited to the purpose of providing maintenance support services, in the form of technical support and bug fixes only, to Users of the Licensed Software, and only for the then current term of the Sublicense. Acxiom is strictly prohibited from using the source code for the development any updates, modifications, or enhancements to the Licensed Software, or for the development of any other product.

17.4 Acxiom will continue to pay Maintenance Royalties to Exchange with respect to each copy of the Licensed Software receiving maintenance support under this Section 17.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers or representatives as of the date first written above. EACH PARTY ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND AGREES TO ALL OF ITS TERMS AND CONDITIONS.

ACXIOM CORPORATION                                        EXCHANGE APPLICATIONS, INC.

Signature:    ---------------------------------------     Signature:   ---------------------------------------

Name:         ---------------------------------------     Name:        ---------------------------------------

Title:        ---------------------------------------     Title:       ---------------------------------------

Date:         ---------------------------------------     Date:        ---------------------------------------

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                                   APPENDIX A

                     VALEX(TM) LICENSED SOFTWARE DESCRIPTION
























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                                   APPENDIX B

                        VALUE-ADDED SOLUTION DESCRIPTION
                           (TO BE PROVIDED BY ACXIOM)
















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                                   APPENDIX C

WHEREAS, Exchange Applications, Inc. ("Exchange") and Acxiom Corporation ("Acxiom"), have entered into the Software Marketing Agreement dated ____________________________________ (the "Agreement"); and

WHEREAS, __________________________ ("_____ ") having a principal place of business at ____________________________, is a Business Unit, as defined in the Agreement, and as further defined by it's conducting of business exclusively with those industries identified with the SI Codes (Standard Industrial Codes) identified below; and

WHEREAS, ____________________________________________ desires to become a recipient of the following rights and obligations of the Agreement.

NOW THEREFORE, in consideration of the mutual promises and covenants of the Agreement, and intending to be bound by said Agreement, __________________ hereby agrees to be bound by the terms of the Agreement as if it had been the original party thereto.

--------------------------------------------------------------------------------
Standard Industrial Codes                     Named Industry
--------------------------------------------- ----------------------------------

--------------------------------------------- ----------------------------------

---------------------------------------------- ---------------------------------

--------------------------------------------------------------------------------

MARKETING        Value-Added Service Provider               _________    Pursuant to the attached VASP
RELATIONSHIP:                                                            terms and conditions
                 Promotional Agent                          _________    Pursuant to the attached Finders terms and
                                                                         conditions
Territory:       _____________________________


IN WITNESS WHEREOF, the parties hereto have caused this Appendix C to be executed by their duly authorized officers or representatives as of the date first written above. EACH PARTY ACKNOWLEDGES THAT IT HAS READ THE AGREEMENT AND THIS APPENDIX C AND IT'S ATTACHMENTS, AND AGREES TO ALL OF THE TERMS AND CONDITIONS CONTAINED HEREIN.

ACXIOM CORPORATION                                              EXCHANGE APPLICATIONS, INC.
BUSINESS UNIT
              -----------------------------------------

Signature:                                                      Signature:
              -----------------------------------------                     --------------------------------------------
Name:                                                           Name:
              -----------------------------------------                     --------------------------------------------
Title:                                                          Title:
              -----------------------------------------                     ---------------------------------------------
Date:                                                           Date:
              -----------------------------------------                     ---------------------------------------------
Contact Name:
              -----------------------------------------
Contact Phone:
              -----------------------------------------




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                                   APPENDIX D
                  EXCHANGE APPLICATIONS INC./ACXIOM CORPORATION
                           PROSPECT REGISTRATION FORM

DATE:             --------------------------------------------------------------

FINDER:           --------------------------------------------------------------

ADDRESS:          --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

PHONE:            --------------------------------------------------------------

CONTACT:          --------------------------------------------------------------

================================================================================

PROSPECT:         --------------------------------------------------------------

ADDRESS:          --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

PHONE:            --------------------------------------------------------------

CONTACT:          --------------------------------------------------------------

DESCRIBE THE PROSPECT AND THE PRODUCT REQUIREMENTS:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


MARKETING ACTIVITIES PERFORMED BY FINDER:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

APPROVED BY EXCHANGE APPLICATIONS INC.:
                                        ----------------------------------------
APPROVED BY ACXIOM CORPORATION.:
                                        ----------------------------------------

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                                   APPENDIX E

                                DEVELOPER LICENSE

                       MAINTENANCE SUPPORT DELIVERY MODEL

SUPPORT DESCRIPTION                                                                RESPONSIBLE PARTY
Isolates problem to the Licensed Software.                                         Acxiom

Checks known fixes, updates, error corrections and, if known, applies such fix,    Acxiom
update or error correction to the System.

If problem is isolated to the Licensed Software code, and 2 above does not fix     Acxiom
the problem, Acxiom System Manager calls Exchange to report the problem.

Exchange is provided with problem description, and any necessary code, reports,    Acxiom
Acxiom supporting technical data, dumps, etc., as may be required for to reproduce the problem.

Provide error correction or workaround for problem.                                Exchange

Provide to Acxiom one (1) copy of each Update, error correction, or                Exchange
modification, in Object Code format, and Documentation, if any.

Provide technical phone support during the hours 8:30 AM to 5:30 PM (Eastern       Exchange
Time), Monday through Friday, excluding public holidays.













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                                   APPENDIX F

                              VASP USER SUBLICENSE

                       MAINTENANCE SUPPORT DELIVERY MODEL

SUPPORT DESCRIPTION                                                               RESPONSIBLE PARTY

Providing first line maintenance support, skilled instructors and assistance to   Acxiom
Users. First line support includes, but is not limited to, answering routine questions in the use of the Licensed Software, ensuring that Users are using the Licensed Software in accordance with the Documentation, and problem determination.

Takes call from User reporting the problem.                                       Acxiom

Isolates problem to the Licensed Software code.                                   Acxiom

Checks known fixes, updates, error corrections and, if known, applies such fix,   Acxiom
update or error correction to the System. Provides such fix, Update, or error correction, to User.

If problem is isolated to the Licensed Software code, and 3 above does not fix    Acxiom
the problem, Acxiom System Manager calls Exchange to report the problem.

Collects all necessary technical data (i.e., code, reports, supporting            Acxiom
technical data, dumps, etc., from User.

Exchange is provided with problem description, and any necessary code, reports,   Acxiom
supporting technical data, dumps, etc., as may be required for Exchange to reproduce the problem.

Error correction or workaround for problem is provided to Acxiom.                 Exchange

Duplication and distribution of  error correction or workaround to User.          Acxiom

Provide to Acxiom one (1) copy of each Update, error correction, or               Exchange
modification, in Object Code format, and Documentation, if any.

Provide technical phone support during the hours 8:30 AM to 5:30 PM (Eastern      Exchange
Time), Monday through Friday, excluding public holidays.





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                                   APPENDIX G
                   MASTER AGREEMENT FOR PROFESSIONAL SERVICES























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                                    EXHIBIT A
                                SCHEDULE OF FEES


DESCRIPTION                                                                 FEES PAYABLE
1.       DEVELOPER LICENSE

         License                                                   Transferred from AEMS for Joint Venture

         ValEX(TM) - Object Code Format
              1 copy Server Software Module
              10 copies Client Software Module
              3 days of training for two (2) persons in Boston, Massachusetts in year 1 1 day of sales and marketing training per contract year, for up to 2 persons, to bring Acxiom up-to-date in any new developments in the sales and marketing of the ValEX product.

              Maintenance for the term of the Agreement
              On-site product installation and training service








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                                    EXHIBIT B
                VALUE-ADDED SERVICE PROVIDER TERMS AND CONDITIONS

In consideration of the terms of the Agreement, which are hereby incorporated herein, and to the signed Appendix C, ______________________________________
hereby agrees as follows:

The parties acknowledge that the term Acxiom as used within this Exhibit, shall mean the particular Business Unit to whose Appendix C this Exhibit is attached. Business Unit acknowledges that delivery of, or access by a User to any Licensed Software will be authorized by Business Unit only after execution of the applicable Sublicense Agreement.

1.     SUBLICENSE REQUIREMENTS

1.1 For each User to whom Business Unit provides its Value-Added Solution under a Services Agreement, Business Unit will grant a Sublicense to such User, which Sublicense Agreement shall be for a minimum term of twelve (12) months, and which shall, at a minimum, include the following contractual provisions:

(i) Restrict use of the Licensed Software to Object code form on the limited number of licensed Named Users, for use solely as an integral part of the Value-Added Solution, and only for the User's own internal data processing;

(ii) Prohibit transfer or duplication of the Licensed Software, and prohibit duplication except for a single backup or archival copy;

(iii)    Prohibit assignment, timesharing or rental of the Licensed Software;

(iv) Prohibit title, or any other rights in the Licensed Software, except those specifically authorized by this Agreement, from passing to the User;

(v) Disclaim Exchange's liability for any damages, whether direct, indirect, incidental, consequential or tort arising from the User's use of the Licensed Software;

(vi) Limit Exchange's, and any third party suppliers warranty and liability as provided in the Agreement.

(vii) Require the User, at any termination of the Sublicense, to discontinue use of the Licensed Software and to return to Acxiom the Licensed Software, Documentation and all archival or other copies of the Licensed Software, and to have an officer of User certify in writing that all such copies have been destroyed, and that all use thereof has been discontinued; or, at Exchange's sole option, to destroy all such copies of the Licensed Software and to have an officer of User certify in writing that all such copies have been destroyed, and that all use thereof has been discontinued.

(viii) Prohibit publication of any results of evaluation or benchmark tests run on the Licensed Software, except to Exchange;

(ix)     Prohibit transfer of the Licensed Software outside the United States;
and

(x) Specify Exchange and its third party licensors as third party beneficiaries of the Sublicense agreement; and

(xi) If Acxiom grants a Sublicense to the United States government, the Licensed Software shall be provided with "Restricted Rights". Each Sublicense shall specifically state that the Licensed Software was developed at private expense and is licensed with Restricted Rights in accordance with DFARS
52.227.7013. In addition, Acxiom will place a legend, in addition to applicable copyright notices, on the documentation, and on the tape or diskette label, substantially similar to the following:

"RESTRICTED RIGHTS LEGEND

Use, duplication or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Department of Defense Regulations Supplement ("DEARS") 252.227-7013, Rights in Technical Data and Computer software (October 1988) and Federal Acquisition Regulation ("FAR") 52.227-14, Rights Exchange Applications, Inc., 695 Atlantic Avenue, Boston, Massachusetts 02111."

1.2 The participating Business Unit shall provide Exchange with a copy of its Sublicense Agreement, which is subject to approval of Exchange.


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1.3      For each Sublicense issued by the Business Unit to a User, the Business
Unit shall obtain from Exchange User Sublicense Support as described in Section
2 below.

2        SUBLICENSE SUPPORT

2.1 Exchange will provide maintenance services to Acxiom for the Licensed Software, in conjunction with each supported Sublicense issued to a User. Such services will be provided directly to Acxiom and not to the User. Such User Sublicense Support will be provided on an annual basis, beginning with the issuance of each Sublicense. All such services will be provided in accordance with the terms and conditions of the User Sublicense Support Delivery Model, attached hereto as Appendix F.

2.2      MAINTENANCE SERVICE RESPONSIBILITIES OF THE PARTIES

2.2.1 The responsibilities of Exchange and Acxiom with respect to the provision of maintenance support services for the Licensed Software are delineated in Appendices F.

2.2.2 Acxiom is responsible for providing complete support for its Value-Added Solution. Acxiom shall designate no more than one (1) system manager, and one (1) designated alternate in the event the System Manager is not available, who shall act as the centralized source for all problem reporting to and from Exchange. Acxiom will provide maintenance support services to Users provided that: (i) each such User has a valid Sublicense; and (ii) each such User has executed a valid maintenance agreement with Acxiom; and (iii) Acxiom has paid to Exchange all Sublicense Royalties and Maintenance Royalties due with respect to said User.

3.       ROYALTY FEES

3.1      SUBLICENSE ROYALTIES

3.1.1 For each Sublicense issued by the Business Unit, Acxiom shall pay to Exchange a Sublicense Royalty equal to XX% of Exchange's then current list license fee for the Licensed Software configuration. A copy of Exchange's current price list is attached, and Exchange reserves the right to change it's price list upon ninety (90) days notice to Acxiom. All Sublicense Royalty fees are payable as follows:

xx% due on the execution of the Sublicense Agreement xx% due on the 80th day from the execution of the Sublicense Agreement xx% per month for each month, commencing with the fourth month from the execution of the Sublicense Agreement.


3.1.3 All nonstandard pricing quotation, and al quotations for services will be mutually agreed in writing in the form of the Price Quotation Worksheet (Exhibit E).

3.2      MAINTENANCE ROYALTIES

3.2.1 For each Sublicense issued by the Business Unit, Acxiom will pay to Exchange a maintenance fee equal to $XX for each month of the term of the Sublicense Agreement, effective with expiration of the ninety (90) day warranty period. All Maintenance Royalty fees are payable in advance for the term to which such maintenance applies. For example, for a twelve month term license, Acxiom will pay to Exchange an amount equal to $XX times nine (9) months; for a twenty-four (24) month term license, Acxiom will pay to Exchange an amount equal to $XX times nine (9) months on the ninety-first day of the Sublicense, and $XX times twelve (12) months on the first annual anniversary date of the Sublicense Agreement, and each annual anniversary date thereafter. All maintenance fees are subject to an annual increase not to exceed the greater of ten percent (10%),or the then current CPI.

3.3 All Royalty fees are payable in US Dollars, and are exclusive of taxes. Acxiom will reimburse Exchange for all taxes levied against the Agreement and the licenses and/or services rendered hereunder, excluding any taxes based on Exchange's net income.

IN WITNESS WHEREOF, the parties hereto have caused this Exhibit B to be executed by their duly authorized officers or representatives as of the date first written above. EACH PARTY ACKNOWLEDGES THAT IT HAS READ THE AGREEMENT AND THIS EXHIBIT B AND AGREES TO ALL OF THE TERMS AND CONDITIONS CONTAINED HEREIN.




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                          SOFTWARE MARKETING AGREEMENT
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
ACXIOM CORPORATION                                        EXCHANGE APPLICATIONS, INC.
BUSINESS UNIT
              ---------------------------------------


Signature:                                                Signature:
              ---------------------------------------                  -----------------------------------------
Name:                                                     Name:
              ---------------------------------------                  -----------------------------------------
Title:                                                    Title:
              ---------------------------------------                  -----------------------------------------
Date:                                                     Date:
              ---------------------------------------                  -----------------------------------------










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                          SOFTWARE MARKETING AGREEMENT
--------------------------------------------------------------------------------



                                    EXHIBIT C
                             FINDERS FEE ARRANGEMENT

In consideration of the terms of the Agreement, which are hereby incorporated herein, and to the signed Appendix C, ______________________________________
hereby agrees as follows:

1.       FINDERS ARRANGEMENT

1.1 Exchange and Acxiom agree to a non-exclusive agreement for the term of this Agreement, to the following provisions in the instance of one party (the "Finder") providing a qualified lead to the other party (the "Partner"). The parties agree that this agreement does not limit either party from conducting its own marketing activities or prevent or restrict it from engaging other persons to conduct marketing activities on its behalf within the same Territory.

1.1.1 License Referral, means that activity in which Finder discovers potential customers of the Partner, and with the approval of the Partner, subsequently arranges an in-person introduction of an Partner's sales representative with a primary decision maker of the prospective customer, and which action results in the execution of an agreement for the product or service of between the Partner and the customer within six (6) months of the date Finder first registered the License Referral, provided that the prospective customer had no prior contact with a sales representative of the Partner, or with an authorized finder or reseller of the Partner.

2.       FINDERS FEE

2.1 For each License Referral, the Partner agrees to pay to the Finder a fee ("Finders Fee") determined as follows:

2.1.1 The Finder's Fee will apply to the net fees (in the aggregate) of the products and/or services ordered and paid by the customer to Partner on the customer's initial order. The net fees on which the Finder's Fee is based shall not include taxes, costs of hardware, or transportation and shipping nor the value of products or equipment not supplied by the Partner.

(i) A Finder's Fee equal to 5% of the net fees shall apply if Finder's activity on Partner's behalf is limited to arranging an in-house introduction of a sales representative of Partner to the prospective customer.

(ii) A Finder's Fee equal to 10% of the net fees shall apply if Finder's activity on Exchange's behalf includes the following marketing activities:

         (a) Arranging an in-house introduction of an Partner's sales representative, and a demo of Partner's products, to the Prospective customer and,

         (b) Additional promotional and selling activities including but not limited to becoming familiar with the technical and operational functions and features of the Partner's products and/or services, visiting the prospective customer at its business location, active participation in demonstrations of the products and/or services, and/or, delivering product information and other written communications as previously approved by Partner to such prospective customers.

2.2 Final determination of the appropriate fee shall rest with the Partner's Vice President.

2.3 Any Finder's Fee due Finder shall be paid to Finder within thirty (30) business days after receipt of the net fees by Partner.

3.       PROSPECT REGISTRATION

3.1 Prior to the commencement of any marketing activities on Partner's behalf, Finder must complete the Prospect Registration form (Appendix D) for each prospective License Referral and submit the form to Partner's Vice President, Sales.

3.2 Partner will accept or reject the License Referral prospect by so indicating on the Prospect Registration form submitted by Finder and returning a signed copy of the Prospect Registration Form to Finder within fifteen (15) business days from receipt of the form. The execution date appearing on forms of approved License Referral prospects by Partner will begin the six (6) month qualification period.


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                          SOFTWARE MARKETING AGREEMENT
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IN WITNESS WHEREOF, the parties hereto have caused this Exhibit C to be executed by their duly authorized officers or representatives as of the date first written above. EACH PARTY ACKNOWLEDGES THAT IT HAS READ THE AGREEMENT AND THIS EXHIBIT C AND AGREES TO ALL OF THE TERMS AND CONDITIONS CONTAINED HEREIN.

ACXIOM CORPORATION                                        EXCHANGE APPLICATIONS, INC.
BUSINESS UNIT
              ---------------------------------------


Signature:                                                Signature:
              ---------------------------------------                  -----------------------------------------
Name:                                                     Name:
              ---------------------------------------                  -----------------------------------------
Title:                                                    Title:
              ---------------------------------------                  -----------------------------------------
Date:                                                     Date:
              ---------------------------------------                  -----------------------------------------









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                          SOFTWARE MARKETING AGREEMENT
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                                    EXHIBIT D
                           ACXIOM SUBLICENSE AGREEMENT
























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                          SOFTWARE MARKETING AGREEMENT
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                                    EXHIBIT E
                            PRICE QUOTATION WORKSHEET

Exchange Applications and Acxiom FSG hereby agree to the following price quotation for:

User Name:                 -----------------------------------------------------

User Address:              -----------------------------------------------------

Contact Name:              -----------------------------------------------------

Contact Phone:             -----------------------------------------------------

Sublicense Term:                               (XX) MONTHS
                           -----------------------------------------------------

Expected Install Date:     -----------------------------------------------------


Validity Period:             SIXTY (60) DAYS FROM DATE OF QUOTATION TO USER
                           -----------------------------------------------------

TOTAL LICENSE CONFIGURATION AND PRICING SUMMARY

------------------------------------------------------------------------------------------------------------------------------
Licensed Software                             ValEX                Monthly             Year 1 Total           Total for
                                          US Price List          Maintenance                                   Term of
                                                                                                              Sublicense****
-------------------------------------- --------------------- --------------------- --------------------- ---------------------
   ValEX Server (1 Minimum)*           $                     $                     $                     $
      XXXX MCIF                        ($xxxx  each
    (10) Named User License            additional Named
                                       User)
-------------------------------------- --------------------- --------------------- --------------------- ---------------------
   ValEX Designer                      $                     $                     $                     $
   (2) User License Minimum
-------------------------------------- --------------------- --------------------- --------------------- ---------------------
   ValEX Discovery Server(1)           $                     $                     $                     $
-------------------------------------- --------------------- --------------------- --------------------- ---------------------
                                                                         Subtotal  $                     $
-------------------------------------- --------------------- --------------------- --------------------- ---------------------
Installation/Training**                                         # Estimated Hours
 Labor Category                        $   /hour                                   $                     $

Consulting Services                    Estimated
                                       Total*** $
(Travel & Living additional)
-------------------------------------- --------------------- --------------------- --------------------- ---------------------
                                                                        Subtotal:  $                     $
-------------------------------------- --------------------- --------------------- --------------------- ---------------------
                                                                           TOTAL:  $                     $
------------------------------------------------------------------------------------------------------------------------------


*        SERVER RUN AT ACXIOM CORPORATION, 301 INDUSTRIAL BOULEVARD, CONWAY.
         ARKANSAS 72032

** PRICING IS BASED ON THE ATTACHED STATEMENT OF WORK AND LISTING OF RESPONSIBILITIES OF ACXIOM AND EXCHANGE. ACXIOM IS THE PRIME CONTRACTOR WITH THE USER. EXCHANGE SERVICES ARE PROVIDED PURSUANT TO ITS MASTER AGREEMENT FOR PROFESSIONAL SERVICES WITH ACXIOM.

*** REPRESENTS AN ESTIMATED TOTAL ONLY, AND DOES NOT CONSTITUTE A FIXED FEE EFFORT.

****     SUBJECT TO ANNUAL INCREASE IN MAINTENANCE FEES.

ACXIOM CORPORATION                                        EXCHANGE APPLICATIONS, INC.
BUSINESS UNIT
              ---------------------------------------
Signature:                                                Signature:
              -----------------------------------------               --------------------------------------------
Name:                                                     Name:
              -----------------------------------------               --------------------------------------------
Title:                                                    Title:
              -----------------------------------------               ---------------------------------------------
Date:                                                     Date:
              -----------------------------------------               ---------------------------------------------

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